EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 33-41408) of our reports dated December 18, 1996 included in HRE Properties' Form 10-K for the year ended October 31, 1996 and to all references to our Firm included in this Registration Statement.


                                                /s/ Arthur Andersen LLP
                                                ----------------------------
                                                Arthur Andersen LLP

New York, New York
March 12, 1997